UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015 (February 20, 2015)

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 East Park Drive, Second Floor Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 732-1231

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 20, 2015, AAC Holdings, Inc., a Nevada corporation (the “Company”), through American Addiction Centers, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“AAC”), AAC Florida Acquisition Sub, LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of the Company (the “Buyer”) and The Academy Real Estate, LLC, a Delaware limited liability company and indirect subsidiary of the Company (the “Academy”), completed the acquisition of substantially all of the assets of Recovery First, Inc., a Florida corporation (“Recovery First”), in exchange for approximately $13,000,000 in cash, upon the terms and subject to the conditions contained in that certain Asset Purchase Agreement dated December 15, 2014, as amended, among AAC, Buyer, Academy, Recovery First and a certain equity owner of Recovery First, which was previously announced and disclosed in the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on December 16, 2014. Recovery First is a Florida-based provider of substance abuse treatment and rehabilitation services, including a 56-bed inpatient substance abuse treatment facility in the greater Fort Lauderdale, Florida area.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement. Copies of the Asset Purchase Agreement and Amendment are filed as Exhibit 2.1 and Exhibit 2.2 hereto, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 24, 2015, the Company issued a press release announcing the acquisition of substantially all of the assets of Recovery First. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Asset Purchase Agreement by and among American Addiction Centers, Inc., AAC Florida Acquisition Sub, LLC and Recovery First, Inc., dated as of December 15, 2014.*

2.2	Amendment to the Asset Purchase Agreement by and among American Addiction Centers, Inc., AAC Florida Acquisition Sub, LLC, The Academy Real Estate, LLC and Recovery First, Inc., dated February 17, 2015.

99.1	Press Release dated February 24, 2015.

*	Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and other similar attachments upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Michael T. Cartwright
Michael T. Cartwright
Chief Executive Officer and Chairman

Date: February 24, 2015

EXHIBIT INDEX

No.	Exhibit

2.1	Asset Purchase Agreement by and among American Addiction Centers, Inc., AAC Florida Acquisition Sub, LLC and Recovery First, Inc., dated as of December 15, 2014.*

2.2	Amendment to the Asset Purchase Agreement by and among American Addiction Centers, Inc., AAC Florida Acquisition Sub, LLC, The Academy Real Estate, LLC and Recovery First, Inc., dated February 17, 2015.

99.1	Press Release dated February 24, 2015.

*	Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and other similar attachments upon request by the Securities and Exchange Commission.